SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
[X]  Definitive Proxy Statement              Rule 14a-6(e)(2)

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Aquagenix, Inc.
            --------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
        ----------------------------------------------------------------

        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

         (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         -----------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No:

         -----------------------------------------------------------------------

         (3) Filing Party:

         -----------------------------------------------------------------------

         (4) Date Filed:

         -----------------------------------------------------------------------

                                 Aquagenix, Inc.
                            6500 Northwest 15 Avenue
                         Fort Lauderdale, Florida 33309
                  Telephone 954-975-7771 Facsimile 954-969-7739

                               September 14, 1998

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of the Stockholders of Aquagenix, Inc. to be held on Friday, October 23, 1998 at 10:00 a.m. at the Sheraton Ft. Lauderdale Airport Hotel, 1825 Griffin Road, Dania, Florida 33004. The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached. I hope that you will attend the meeting in person, at which time I will have the opportunity to review the business and operations of Aquagenix, Inc.

         The matters to be acted upon by our Stockholders are set forth in the Notice of Annual Meeting of Stockholders. It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, please sign, date and return the enclosed proxy card. Your vote is important regardless of the number of shares you own.


                                             Sincerely,

                                             /s/ John P. Hart
                                             John P. Hart
                                             Chief Executive Officer

                                 AQUAGENIX, INC.
                              6500 N.W. 15TH AVENUE
                         FORT LAUDERDALE, FLORIDA 33309

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 23, 1998

TO THE STOCKHOLDERS OF AQUAGENIX, INC:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Aquagenix, Inc., a Delaware corporation
(the"Company"), will be held at 10:00 a.m., local time, on Friday, October 23, 1998, at Sheraton Ft. Lauderdale Airport Hotel, 1825 Griffin Road, Dania, Florida 33004, for the following purposes:

         1. To elect three members to the Company's Board of Directors to hold office until the Company's 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         2. To ratify the appointment of Coopers & Lybrand, L.L.P., independent certified public accountants, as the Company's auditors;

         3. To approve a Certificate of Amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock, par value $.01 per share, from 10,000,000 shares to 20,000,000 shares and to increase the number of authorized shares of preferred stock, par value $.01 per share, from 1,000,000 shares to 5,000,000 shares; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on August 26, 1998 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                           By Order of the Board of Directors


                                           ABRAHAM S. FISCHLER
                                           ACTING CHAIRMAN OF THE BOARD


Fort Lauderdale, Florida
September 14, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1998 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                 AQUAGENIX, INC.
                       -----------------------------------

                                 PROXY STATEMENT
                       -----------------------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Aquagenix, Inc., a Delaware corporation (the"Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, on Friday, October 23, 1998, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Stockholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is September 14, 1998. Stockholders should review the information provided herein in conjunction with the Company's 1996 Annual Report, which accompanies this Proxy Statement. The Company's principal executive offices are located at 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309, and its telephone number is (954) 975-7771.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         1. To elect three members to the Company's Board of Directors to hold office until the Company's 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         2. To ratify the appointment of Coopers & Lybrand, L.L.P., independent certified public accountants, as the Company's auditors;

         3. To approve a Certificate of Amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock, par value $.01 per share, from 10,000,000 shares to 20,000,000 shares and to increase the number of authorized shares of preferred stock, par value $.01 per share, from 1,000,000 shares to 5,000,000 shares; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above)will be voted (a) FOR the election of the three nominees for director named below, (b) FOR the proposal to ratify the appointment of Coopers & Lybrand, L.L.P., independent public accountants, as the Company's auditors, and (c) FOR the approval of a Certificate of Amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock. In the event a stockholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on August 26, 1998 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 5,326,058 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

                               SECURITY OWNERSHIP

         The following table sets forth, as of August 26, 1998, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director, (iii) each executive officer, and (iv) all directors and executive officers as a group:



Name and Address                                     Amount and Nature                     Percentage
of Beneficial Owner(1)                               of Beneficial Ownership(2)              Owned(2)
-------------------------------------------------------------------------------------------------------------------


Directors and Executive Officers

John Hart...............................              5,000(3)                                 .09%
Andrew P. Chesler.......................            210,000(4)                                 4.0%
Jeffrey T. Katz.........................            242,800(5)                                 4.6%
Abraham S. Fischler.....................             27,500(6)                                 .52%

5% or Greater Beneficial Stockholders

Steel Partners II, L.P.                             790,650(7)                                14.8%
Nicolas Berggruen.......................            432,319(8)                                 8.2%
The Equitable Life Assurance Society
   of the United States                             351,197(9)                                 6.6%
Imperial Capital, L.L.C.                           336,349(10)                                 6.3%
Robert Horowitz.........................           326,000(11)                                 6.2%


(1) Unless otherwise indicated, the address of each beneficial owner is 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date set forth above upon exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.
(3) Does not include 75,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Employee Stock Option Plan, which options are not presently exercisable.
(4) The information presented is based upon the information furnished by the transfer agent for the Company. Includes 210,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Employee Stock Option Plan.
(5) Includes 47,000 shares issuable upon the exercise of Warrants of the Company. Does not include 25,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, which options are presently not exercisable.
(6) Does not include 50,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan, which options are presently not exercisable.
(7) Steel Partners II, L.P. address is: 150 E. 52nd Street, 21st Floor, New York, NY 10022.
(8) Includes 189,819 shares of Common Stock and 132,500 shares of Common Stock held by Alexander Enterprise Holdings, Inc. and Alpha Atlas Holdings, LDC, respectively, both companies of which are beneficially owned by Mr. Berggruen, and warrants to purchase 110,000 shares of the Company's Common Stock pursuant to certain warrant agreements issued to Alexander Enterprise Holdings, Inc. Alexander Enterprise Holdings, Inc.'s address is: c/o Alpha
       Asset Management, Paseo de la Habana 140, 28036 Madrid Spain. Alpha Atlas Holdings, LDC's address is: c/o Alpha Investment Management, Inc., 499 Park Avenue, 24th Floor, New York, NY 10022, Attn: Doug Siekierski.
(9) Represents warrants to purchase an aggregate of 351,197 shares of the Company's Common Stock pursuant to an Amended and Restated Senior
       Secured Note and Warrant Purchase Agreement, dated as of December 15, 1995 in relation to the funding of the acquisition of AmerAquatic, Inc. in October 1995. The address for this shareholder is: Alliance
       Corporate Financial Group, Inc., 1290 Avenue of the Americas, New York, NY 10104.
(10) Represents warrants to purchase an aggregate of 336,349 shares of the Company's Common Stock pursuant to certain warrant agreements in relation to the provision of financial consulting services. The address for this shareholder is: 150 S. Rodeo Drive, Suite 100, Beverly Hills,
       CA 90212.
(11)   The address for this shareholder is:  994 Kempton Street, New Bedford,
       MA  02740.

                                   Proposal 1
                                   ----------

                         ELECTION OF DIRECTORS; NOMINEES

         The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors as specified by the Company's Certificate of Incorporation. The Board of Directors has fixed at three the number of directors that will constitute the Board of Directors for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1998 Annual Meeting of Stockholders or when his successor has been duly elected and qualified.

         The Company has nominated each of Abraham S. Fischler, John P. Hart and Jeffrey T. Katz to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each Proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES

The following persons are the directors and executive officers of the Company:

         Name               Age            Position
         ----               ---            --------

Abraham S. Fischler         70             Acting Chairman and Secretary
John P. Hart                51             President, Chief Executive Officer,
                                           Chief Operating Officer and Director
Frederick E. Barone         53             Chief Financial Officer
Jeffrey T. Katz             31             Director


Abraham S. Fischler. Dr. Fischler was elected Acting Chairman of the Board and Secretary in June 1998 and has been a director of the Company since September 1994. Since July 1992, Dr.Fischler has been President Emeritus of Nova University, Fort Lauderdale, Florida. From July 1970 to July 1992, Dr. Fischler served as President of Nova University.

John P. Hart. Mr. Hart has served as President, Chief Executive Officer and Chief Operating Officer of the Company since June 1998, having previously served Executive Vice President of the Company from May 1997 until his election to such offices in June 1998. Since April 1997, Mr. Hart has been the President and Chief Executive Officer of Aquagenix Land-Water Technologies, Inc. ("ALWT"), the largest subsidiary of the Company. From 1995 to 1997, Mr. Hart was the Senior Vice President and director of Metcalf & Eddy's southern region, an environmental engineering and consulting firm, where he led the firm through significant growth in Florida, Georgia and Texas. From 1983 to 1995, he served as an elected city and county official of various civic and political associations, including Chairman of the Board of County Commissioners, Broward County, Florida and Council Member and Mayor of City of North Lauderdale, Florida, where he directed and managed policy and budget operations for the regional governments in southern Florida.

Frederick E. Barone. Mr. Barone joined the Company in April 1998 as Chief Financial Officer. Mr. Barone is also a limited partner in the firm of Tatum CFO Partners, LLP, an intellectual capital organization of Chief Financial Officers. Mr. Barone joined the Tatum organization in June 1997 and has performed several consulting engagements through that organization. Currently he devotes 100% of his time to Aquagenix, Inc. From 1994 to 1997, Mr. Barone operated his own financing consulting firm. Prior to 1994, Mr. Barone was Executive Vice President and Chief Financial Officer of Erie Plastics Company located in Corry, Pennsylvania.

Jeffrey T. Katz. Mr. Katz has been a director of the Company from March 1996 until his resignation on May 21, 1998. In June 1998, Mr. Katz was re-elected to the Board of Directors. Mr. Katz has worked in the investment community for the past eight years. He is currently self employed. In 1991, he worked with Casey Securities, Inc. on the Pacific Stock Exchange. In 1992, he worked with Adler, Coleman & Co., which became Robb, Peck, McCooey. In 1993, Mr. Katz left the Pacific Stock Exchange to co-found a hedge fund based in Sausalito, California. In 1995, Mr. Katz became an independent trader.

Key Employees

         While not directors or executive officers of the Company, the following key employees make significant contributions to the business and affairs of the Company.

Garry Seitz                52            Chief Compliance Officer of ALWT
Joseph J. Campolong        31            Vice President, Production of ALWT
Robert Craig Smith         33            Vice President, Sales of ALWT
Dean D. Marotta            36            Controller

Garry Seitz joined the Company in January 1997 as Chief Compliance Officer of ALWT. Dr. Seitz was the owner of Green Pastures, Inc., the Georgia-based vegetation management firm acquired by the Company in December 1996. Prior to forming Green Pastures in 1980, Dr. Seitz held a variety of research and agronomist positions with Chemlawn Corp. of Atlanta, a national landscape organization. He holds a Ph.D. in Agronomy from the University of Florida.

Joseph J. Campolong, Vice President, Production of ALWT, has been with the Company since June 1990 and has been instrumental in the expansion of the Company's production unit. His current responsibility is the management of all production activities in the Southeastern United States.

Robert Craig Smith has been with the Company since 1990. Mr. Smith has been and is directly involved in the sales growth of the Company's aquatic and vegetation management operations throughout Florida and the Southeastern United States. Mr. Smith is currently responsible for developing new client business, maintaining existing customer relations and overseeing all sales representatives of the branch offices.

Dean D. Marotta joined the Company in December 1996 as controller of ALWT. Currently, he serves as Corporate Controller. Prior to joining the Company, Mr. Marotta held the position of Controller at Novatek International, a publicly held company, since 1992.

ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company's directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

         In connection with the IPO, the Company agreed with Whale Securities Co., L.P., who acted as the underwriter (the "Underwriter"), for a period of five years, to nominate and use its best efforts to elect a designee of the Underwriter as a director of the Company. In November 1994, the Underwriter exercised this right and named Fred S. Katz (no relation to Jeffrey T. Katz, a director of the Company) as its designee. In November 1997, Mr. Katz resigned as a director of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors held three (3) regularly scheduled and special meetings during the fiscal year ended December 31, 1997.

         The Board of Directors has six committees consisting of a Finance and Audit Committee, a Compensation Committee, an Employee Stock Option Committee, a Directors Stock Option Committee, an Investment and Acquisition Committee and an Executive Committee. The members of the Finance and Audit Committee consist of Messrs. Fischler and Katz. The principal functions of the Finance and Audit Committee are to recommend the annual appointment of the Company's independent auditors, to consult with and review with the Company's auditors the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures.

         The Compensation Committee, comprised of Messrs. Fischler and Katz, reviews and recommends compensation and benefits for the executives of the Company.

         The Directors Stock Option Committee, which consists solely of John P. Hart, administers the Company's Directors Stock Option Plan. The Director Stock Option Committee has the function of administering the grant of stock options to non-employee directors under the Company's Directors Stock Option Plan.

         The Employee Stock Option Committee, which consists solely of outside directors ineligible to participate in the Company's discretionary employee stock programs, includes Messrs. Fischler and Katz, and has the function of administering the grant of stock options to employees, including officers and directors who are also employees of the Company, under the Company's Employee Stock Option Plan.

         The Investment and Acquisition Committee, comprised of Messrs. Hart and Katz, evaluates how the Company utilizes its cash and cash equivalents and evaluates investment and acquisition opportunities.

         The Executive Committee presently consists of all members of the Board which is intended upon expansion of the Board to discharge certain functions of the Board of Directors of a nature requiring Board approval but not necessarily of the magnitude requiring approval of the entire Board of Directors.

         The Board of Directors of the Company does not have a nominating committee.

COMPENSATION OF DIRECTORS

         The Company pays directors who are not employees of the Company a fee of $250 per meeting of the Board, and reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are not employees of the Company may also receive options under the Company's Directors Stock Option Plan (the "Directors Plan"). The Directors Plan was amended in May 1996 ("the Amended and Restated Directors Stock Option Plan") and currently provides: (i) the number of shares available for issuance under said plan is 250,000 shares; (ii) the Directors Stock Option Committee will have the authority to determine the annual amount of options to be granted to a non-employee directors; (iii) all options granted shall be exercisable in two equal installments each on the first and second anniversary dates following the date of the grants; and (iv) any unexercised portion of the options shall automatically terminate on the date the optionee ceases to be a director of the Company except upon death whereupon the options will expire within sixty days. Any options granted pursuant to the Directors Plan have a term of five years and have an option price equal to the fair market value of the Company's Common Stock on the date of grant.

         During 1996, in accordance with the Directors Plan, options to purchase a total of 85,000 shares of the Company's Common Stock at an exercise price of $3.88 were granted to the four non-employee directors of the Company. During 1997, no options were issued under the Directors Plan and options to purchase a total of 100,000 shares of the Company's Common Stock at an exercise price of $5.31 were granted to an employee director under the Company's Employee Stock Option Plan.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

             Based solely on its review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 1997, except for Andrew Chesler, the Company's former Chairman, Chief Executive Officer and Chief Operating Officer, who filed a late Form 4 for the purchase of Common Stock in December 1997 and Abraham S. Fischler who inadvertently failed to file a Form 4 for the purchase of Common Stock in March 1997.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following compensation table sets forth, for the three fiscal years ended December 31, 1995, 1996 and 1997, the cash and certain other compensation paid by the Company to Andrew P. Chesler, the Company's former Chief Executive Officer, John P. Hart, the Company's current Chief Executive Officer who formerly served as Executive Vice President (collectively, the "Named Executive Officers") and the Company's previous two executive officers whose compensation exceeded $100,000. No other executive officer had an annual salary and bonus in excess of $100,000 during such years.



                                                                                        Long-Term
                                                                                        Compensation
                                       Annual Compensation                              Awards
                                       -------------------                              ------
                                                                   Other Annual
                                                                   Compensation       Option/SARS
Name and Principal Position            Year         Salary ($)        ($)                (#)
---------------------------            ----         ----------    -------------------------------------

  Andrew P. Chesler(6)
  Chairman of the Board                1995         $170,000          (1)                 --
  Chief Executive Officer              1996         $176,000          (1)              60,000(2)
  President and Treasurer                                                              100,000(3)
                                                                                       50,000(4)
                                       1997         $174,080          (1)              100,000(5)


                                       10





John P. Hart
  Executive Vice President              1997        $103,846          (1)             100,000(5)

Alan H. Chesler                         1995        $170,000          (1)                 --
  Former Chairman,                      1996         --                --                 --
  Secretary and Treasurer               1997         --                --                 --


Robert Radler                           1995         $170,000          (1)                --
  Former President                      1996         --                --                 --
                                        1997         --                --                 --


(1) Represents certain perquisites, the value of which did not exceed the lesser of $50,000 or 10% of the Named Executive Officer's cash compensation.
(2) Represents options granted in 1996 under the Company's Employee Stock Option Plan at an exercise price of $3.88 per share, the closing market price of the Company's common stock on the date of the grant.
(3) Represents options granted in 1996 under the Company's Employee Stock Option Plan at an exercise price of $4.75 per share, the closing market price of the Company's common stock on the date of the grant.
(4) Represents options granted in 1996 under the Company's Employee Stock Option Plan at an exercise price of $5.00 per share, the closing market price of the Company's common stock on the date of the grant.
(5) Represents options granted in 1997 under the Company's Employee Stock Option Plan at an exercise price of $5.31 per share, the closing market price of the Company's common stock on the date of the grant.
(6) Mr. Chesler was terminated as Chief Executive Officer, President, Treasurer and Chairman of the Board of Directors in June 1998.

EMPLOYMENT AGREEMENTS

         In June 1993, the Company entered into five-year employment agreements with each of Alan H. Chesler, Robert A. Radler and Andrew P. Chesler, which are automatically renewable and provide for initial annual base compensation of $94,000, $150,000 and $150,000, respectively, and such increases in such base compensation and bonuses as the Board of Directors may from time to time determine. The employment agreements provide for employment on a full-time basis (except for the Company's agreement with Alan H. Chesler, which required him to devote at least 75% of his business time to the Company), and contain a provision that the employee will not compete or engage in a business competitive with the current or anticipated business of the Company for the term of the agreement and for one year thereafter if the executive is terminated for cause or the executive terminates his employment. The employment agreements also provided that the executive or the Company can terminate the employment agreement, without cause, upon sixty days notice. If the executive is terminated for cause, as defined in each employment agreement, the executive is not entitled to receive severance pay. If the executive is terminated without cause, he is entitled to receive his then current salary for the remaining term of the employment agreement.

         In February 1996, the annual base salaries for Alan H. Chesler and Robert A. Radler were reduced to $127,500 and $158,000, respectively. In the same month, both Alan H. Chesler and Robert A. Radler resigned as executive officers of the Company. It was mutually agreed with Mr. Alan H. Chesler that his employment agreement with the Company was terminated. However, in order to maintain the base compensation for Mr. Radler at the current level, the Company entered into a settlement agreement with him to continue his compensation until June 1998 subject to certain conditions and obligations by Mr. Radler.

OPTIONS GRANTS TABLE

         The following table sets forth information concerning the grant of stock options to the Named Executive Officers during the year ended December 31, 1997. No stock appreciation rights were granted.


                                Options Granted in the Year Ended December 31, 1997
---------------------------------------------------------------------------------------------------------------------
                                                 % of Total Options
                                                 Granted to Employees      Exercise
                             Number of           In the Year Ended         Price per           Expiration
Name                         Options Granted     December 31, 1997         Share               Date
----                         ---------------     -----------------         -----               ----

Andrew P. Chesler(3)         100,000                   42.6                $5.31               3/26/07
John P. Hart(4)              100,000                   42.6                $5.31               3/26/07


(1) Total number of options granted during the year ended December 31, 1997 was 234,500.
(2) Options granted in 1997 are pursuant to the Company's Employee Stock Option Plan. Options granted under the Employee Stock Option Plan have a term of ten years and vest over a five-year period at the rate of 20% each year. However, the Employee Stock Option Committee may in its sole discretion, accelerate the exercise of any employee options.
(3) In June 1998, the Company terminated Mr. Chesler as Chairman of the Board, Chief Executive Officer, President and Treasurer.
(4) Mr. Hart exercised these 100,000 options on February 3, 1998, at a revised exercise price of $3.75 per share.

Aggregated Fiscal Year-End Option Value Table

         The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers as of December 31, 1997. During the year ended December 31, 1997, Andrew P. Chesler exercised 60,000 of his stock options at $3.88 per share.
No stock appreciation rights were granted or are outstanding.



                                               Number of Unexercised Options      Value of Unexercised In-the Money
                      Shares                   Held at December 31, 1997          Options at December 31, 1997(1)
                      Acquired      Value
Name                  on Exercise   Realized   Exercisable    Unexercisable       Exercisable      Unexercisable
----                  -----------   --------   -----------    -------------       -----------      -------------

Andrew P. Chesler(2)  60,000        $213,600   270,000        ------              $652,800         ------
John P. Hart           -----        -----      ------         100,000             -----            $213,000


(1) The closing sale price of the Common Stock on December 31, 1997 as reported by The Nasdaq Stock Market, Inc.(TM) was $7.44 per share. Value is calculated by multiplying (a) the difference between $7.44 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

(2) In June 1998, the Company terminated Mr. Chesler as Chairman of the Board, Chief Executive Officer, President and Treasurer.


Long-Term Incentive and Pension Plans

         The Company does not have any long-term incentive or pension plans

CERTAIN TRANSACTIONS

GUARANTEES

     In 1996, the revolving line of credit with SunTrust has been personally guaranteed by Alan H. Chesler, Andrew P. Chesler and Robert A. Radler. The Company anticipates that no further personal guarantees of the Company's indebtedness by its executive officers will be granted in any future borrowings.

INDEMNIFICATION AGREEMENTS

         The Company has entered into indemnification agreements with each of its executive officers and directors pursuant to which the Company has agreed to indemnify each such person for all expenses and liabilities, including criminal monetary judgments, penalties and fines, incurred by such person in connection with any criminal or civil action brought or threatened against such person by reason of such person being or having been an officer, director or employee of the Company or its subsidiaries. In order to be entitled to indemnification by the Company, such person must have acted in good faith and in a manner such person believed to be in the best interests of the Company and, with respect to criminal actions, such person must have had no reasonable cause to believe his conduct was unlawful.

TRANSACTIONS WITH AFFILIATES

         The Company has loaned its current Chief Executive Officer $155,000 on an unsecured basis. The note matures in June of 2000 and bear interest at seven (7%) percent.

         On June 2, 1998 (the "Removal Date"), the Board of Directors removed Mr. Andrew Chesler from his executive management capacity and from his capacity as Chairman of the Board of Directors. In a series of transactions commencing in the fourth quarter of 1997, the Company disbursed cash either directly to or for the benefit of Mr. Chesler totaling $682,000. Of this amount, $282,000 was disbursed at the unilateral direction of Mr. Chesler without approval of the Board of Directors. Prior to the Removal Date, the Board did authorize $400,000 of these disbursements with the understanding that Mr. Chesler would deliver a two-year promissory note bearing interest at seven (7%) percent; however, no such promissory note has been executed by Mr. Chesler. Subsequent to June 30, 1998, the Board demanded immediate repayment of the $282,000 portion of the advances and delivery of a signed note with acceptable collateral for the authorized portion of the advances. These demands have not been met. Based upon the facts and circumstances available to management at this time, the ultimate recovery of these advances remains uncertain and, accordingly, the Company has recorded a loss allowance of $682,000 relative to these claims. This accounting treatment does not constitute foregiveness of the claims against Mr. Chesler, and the Company intends to pursue collection through available legal channels.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE
DIRECTORS NOMINEES.

                                   Proposal 2
                                   ----------

                   APPROVAL OF AMENDMENT TO THE CERTIFICATE OF
                      INCORPORATION TO INCREASE AUTHORIZED
             COMMON STOCK AND TO INCREASE AUTHORIZED PREFERRED STOCK

         On July 23, 1998, the Board of Directors approved a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares and to increase the number of authorized shares of Preferred Stock from 1,000,000 shares to 5,000,000 shares and further decreed that the proposal be submitted to the shareholders with the recommendation that the amendment be approved. The text of the proposed amendment is set forth in the Appendix to this Proxy Statement.

         At this time, the Company has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock or Preferred Stock. Nevertheless, the Board of Directors believes that the proposal is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of Common or Preferred Stock, without the expense and delay of a special shareholders' meeting, in connection with future opportunities for expanding the business through investments or acquisitions, possible stock splits or stock dividends, equity financing, management incentive and employee benefit plans, and for other purposes.

         Authorized but unissued shares of the Company's Common and Preferred Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

         The Company's authorized but unissued Preferred Stock may be issued in such series and with such rights, preferences, and limitations as the Board of Directors may determine subject to applicable corporate law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                   Proposal 3
                                   ----------

              RATIFICATION OF APPOINTMENT OF THE COMPANY'S AUDITORS

         The appointment of Coopers & Lybrand, L.L.P. as independent auditors of the Company for the fiscal year ended December 31, 1998, will be ratified. Although the Board of Directors of the Company is submitting the appointment of Coopers & Lybrand, L.L.P. for stockholder approval, it reserves the right to change the selection of Coopers & Lybrand, L.L.P. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval. Representatives of Coopers & Lybrand, L.L.P. are not expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                  STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by January 30, 1999, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, including related exhibits as filed with the Securities and Exchange Commission, is available without charge to stockholders upon request to John P. Hart, Chief Executive Officer, 6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309.

                                           By Order Of The Board of Directors




Fort Lauderdale, Florida                             ABRAHAM S. FISCHLER
September 14, 1998                                   CHAIRMAN OF THE BOARD

APPENDIX
                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 AQUAGENIX, INC.


         Pursuant to the Business Corporation Laws of the State of Delaware, the undersigned President of Aquagenix, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the Business Corporation Laws of the State of Delaware, bearing document number
 94000002805, does hereby certify:

         First: That in accordance with the Unanimous Written Consent of the Board of Directors, dated July 23, 1998, pursuant to Section 141 of the Delaware Business Corporation Laws, and the Consent of Majority Shareholders of the outstanding common stock of the Corporation at a meeting of October 23, 1998, all of the directors and a majority of the shareholders of said Corporation approved the amendment to the Corporation's Certificate of Incorporation as follows:

         Paragraphs 1(a) and 1(b) of ARTICLE IV of the Corporation's Amended and Restated Certificate of Incorporation shall be deleted and substituted by the following:

                                   ARTICLE IV

                                  CAPITAL STOCK

         (1) The total number of shares of all classes of stock which the Corporation shall have authority to issue is 25,000,000 shares, of which:

                  (a) 20,000,000 shares shall be designated as Common Stock, having a par value of $.01 per share; and

                  (b) 5,000,000 shares shall be designated as Preferred Stock, having a par value of $.01 per share.

         Second: The foregoing amendment was adopted by the Board of Directors and majority Shareholders of the Corporation pursuant to the Delaware Business Corporation Laws and, accordingly, the number of votes cast by the Shareholders of the Corporation for the amendment to the Corporation's Amended and Restated Certificate of Incorporation was sufficient for approval.

         IN WITNESS WHEREOF, the undersigned being the President of this Corporation has executed these Articles of Amendment to the Amended and Restated Certificate of Incorporation as of the ____ day of October, 1998.

                                                      AQUAGENIX, INC.


                                                      -----------------------
                                                      John P. Hart, President
ROXANNE K. BEILLY, ESQ., Florida Bar No. 851450
Atlas, Pearlman, Trop & Borkson, P.A.
200 E. Las Olas Boulevard, Suite 1900
Ft. Lauderdale, FL  33301

                   THIS PROXY IS SOLICITED BY AND ON BEHALF OF
                     THE BOARD OF DIRECTORS AQUAGENIX, INC.

           PROXY -- ANNUAL MEETING OF STOCKHOLDERS --OCTOBER 23, 1998

         The undersigned, revoking all previous proxies, hereby appoint(s) John
P. Hart as Proxy, with full power of substitution, to represent and to vote all Common Stock of Aquagenix, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held in Fort Lauderdale, Florida at 10:00 a.m. on Friday, October 23, 1998, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING.

1. Election of Directors. Nominees are Abraham S. Fischler, John P. Hart and Jeffrey T. Katz.

[ ]      FOR ALL NOMINEES LISTED (Except as specified here:___________)

OR

[ ]      WITHHOLDING AUTHORITY to vote for all nominees listed above

[ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

2 Proposal to amend the Certificate of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock.

[ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

3. Proposal to Ratify the Appointment of Coopers & Lybrand, L.L.P. as independent auditors.

[ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3..

DATED:
      -------------------------
                                             -----------------------------------
                                             (Signature)

                                             -----------------------------------
                                             (Signature if jointly held)

                                             -----------------------------------
                                             (Printed name(s))

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.